UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): February 20, 2018 (February 14, 2018)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The information set forth under Item 5.02 of this Current Report on Form 8-K regarding the employment agreements of David Kelly, Matthew Reddy and Andrew Franklin described under Item 5.02 are hereby incorporated by reference under this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Employment Agreement of David Kelly

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with David Kelly (the “Kelly Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Kelly Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Kelly Employment Agreement. Under the terms of the Kelly Employment Agreement, Mr. Kelly shall be employed as the Company’s President and Chief Executive Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $400,000 per annum; and

•
Reimbursement of reasonable and necessary business expenses, and Mr. Kelly is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Kelly Employment Agreement, if Mr. Kelly’s employment is terminated by the Company without “Cause” (as defined in the Kelly Employment Agreement) then Mr. Kelly shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Kelly's current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Kelly's employment or (ii) salary continuation equal to the sum of Mr Kelly's then current base salary for a period equal to the remainder of the term of the Kelly Employment Agreement. Mr. Kelly will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Kelly Employment Agreement. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event Mr. Kelly terminates his employment with “Good Reason” (as defined in the Kelly Employment Agreement), but not a "Change in Control" (as defined in the Kelly Employment Agreement) then Mr. Kelly shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Kelly is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Kelly is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Kelly.

In the event Mr. Kelly terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change of Control then Mr. Kelly shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Kelly’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Kelly is entitled to health care coverage pursuant to COBRA at Mr. Kelly's expense for up to 18 months.

Mr. Kelly shall not be entitled to any benefits under the Kelly Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Kelly terminating his employment without Good Reason.

Death and Disability. In the event of a termination of employment on account of death occurring during the Initial Term or Annual Term then Mr. Kelly’s estate shall generally be entitled to: (a) Mr. Kelly’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Kelly Employment Agreement) by Mr. Kelly for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Kelly his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Kelly under any disability policy obtained by the Company or Mr. Kelly, the premiums for which are paid by the Company. Mr. Kelly will also be entitled to any bonus remaining payable by the Company to Mr. Kelly for its fiscal year prior to the date the Disability began and any unpaid bonus determined by the Board of Directors for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions. The Kelly Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Kelly is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Matthew Reddy

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Matthew Reddy (the “Reddy Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Reddy Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Reddy Employment Agreement. Under the terms of the Reddy Employment Agreement, Mr. Reddy shall be employed as the Company’s Chief Financial Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $250,000 per annum; and

•
Reimbursement of reasonable and necessary business expenses, and Mr. Reddy is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Reddy Employment Agreement, if Mr. Reddy’s employment is terminated by the Company without “Cause” (as defined in the Reddy Employment Agreement) then Mr. Reddy shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Reddy's current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Reddy's employment or (ii) salary continuation equal to the sum of Mr. Reddy's then current base salary for a period equal to the remainder of the term of the Reddy Employment Agreement. Mr. Reddy will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Reddy Employment Agreement. In addition, Mr. Reddy is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Reddy is receiving immediately prior to the date of termination or the cash equivalent, offset any by comparable benefits actually received by Mr. Reddy.

In the event Mr. Reddy terminates his employment with “Good Reason” (as defined in the Reddy Employment Agreement), but not a “Change in Control” (as defined in the Reddy Employment Agreement) then Mr. Reddy shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Reddy is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Reddy is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Reddy.

In the event Mr. Reddy terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change in Control then Mr. Reddy shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Reddy’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Reddy is entitled to health care coverage pursuant to COBRA at Mr. Reddy's expense for up to 18 months.

Mr. Reddy shall not be entitled to any benefits under the Reddy Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Reddy terminating his employment without Good Reason.

Death and Disability. In the event of a termination of employment on account of death occurring during the Initial Term or Annual Term then Mr. Reddy’s estate shall generally be entitled to: (a) Mr. Reddy’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Reddy for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Reddy Employment Agreement) by Mr. Reddy for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Reddy his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Reddy under any disability policy obtained by the Company or Mr. Reddy, the premiums for which are paid by the Company. Mr. Reddy will also be entitled to any bonus remaining payable to Mr. Reddy for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions. The Reddy Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Reddy is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of M. Andrew Franklin

Employment Agreement and Salary. On February 14, 2018, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with M. Andrew Franklin (the “Franklin Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Franklin Employment Agreement will automatically renew for subsequent one-year terms (each an “Annual Term”) unless terminated pursuant to the terms of the Franklin Employment Agreement.
Under the terms of the Franklin Employment Agreement, Mr. Franklin shall be employed as the Company’s Chief Operating Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $250,000 per annum; and

•
Reimbursement of reasonable and necessary business expenses, and Mr. Franklin is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Franklin Employment Agreement, if Mr. Franklin’s employment is terminated by the Company without “Cause” (as defined in the Franklin Employment Agreement) then Mr. Franklin shall generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Franklin's current salary, less mandatory deductions, for six months plus one additional month for each full calendar quarter remaining in the then-current term of Mr. Franklin's employment or (ii) salary continuation equal to the sum of Mr. Franklin's then current base salary for a period equal to the remainder of the term of the Franklin Employment Agreement. Mr. Franklin will also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Franklin Employment Agreement. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event Mr. Franklin terminates his employment with “Good Reason” (as defined in the Franklin Employment Agreement), but not a “Change in Control” (as defined in the Franklin Employment Agreement) then Mr. Franklin shall generally be entitled to the greater of current base salary, less mandatory deductions (i) for the remainder of the term or (ii) 12 months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Franklin is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Franklin is receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.

In the event Mr. Franklin terminates his employment with Good Reason, which follows a Change in Control or by the Company without Cause and such termination occurs within six months of a Change of Control then Mr. Franklin shall generally be entitled to a lump sum payment equal to 2.99 times Mr. Franklin’s annual base salary less mandatory deductions payable within 90 calendar days of the termination. In addition, Mr. Franklin is entitled to health care coverage pursuant to COBRA at Mr. Franklin's expense for up to 18 months.

Mr. Franklin shall not be entitled to any benefits under the Franklin Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Franklin terminating his employment without Good Reason.

Death and Disability. In the event of a termination of employment on account of death occurring during the Initial Term or Annual Term then Mr. Franklin’s estate shall generally be entitled to: (a) Mr. Franklin’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Franklin for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.

In the event of a “Disability” (as defined in the Franklin Employment Agreement) by Mr. Franklin for 120 consecutive days or longer at any point during his employment, then the Company will pay to Mr. Franklin his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Franklin under any disability policy obtained by the Company or Mr. Franklin, the premiums for which are paid by the Company. Mr. Franklin will also be entitled to any bonus remaining payable to Mr. Franklin for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurs prorated for the number of completed calendar months served prior to the date of Disability.

Miscellaneous Provisions. The Franklin Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Franklin is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

The foregoing description of the employment agreements are qualified in their entirety by reference to the Kelly, Reddy, and Franklin Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3 respectively and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.
10.1    Kelly Employment Agreement dated February 14, 2018.
10.2    Reddy Employment Agreement dated February 14, 2018.
10.3    Franklin Employment Agreement dated February 14, 2018.

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Kelly Employment Agreement dated February 14, 2018.
10.2	Reddy Employment Agreement dated February 14, 2018.
10.3	Franklin Employment Agreement dated February 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: February 20, 2018